UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 19, 2009
Date of Report (Date of earliest event reported)

WESTAFF, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction
of incorporation)

000-24990	94-1266151
(Commission	(I.R.S. Employer
File Number)	Identification No.)

3820 State Street
Santa Barbara, CA 93105
(Address of Principal Executive Offices, including Zip Code)

(805) 882-2200
(Registrant’s telephone number, including area code)

298 North Wiget Lane
Walnut Creek, CA 94598-2453
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01       Completion of Acquisition or Disposition of Assets.

As previously disclosed, Westaff, Inc. (the “Company”) entered into an Agreement and Plan of Merger, dated as of January 28, 2009, by and among Koosharem Corporation, a California corporation (“Parent”), Select Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company (the “Merger Agreement”).  On March 17, 2009, the Company received stockholder approval to adopt the Merger Agreement.

On March 19, 2009, in accordance with the Merger Agreement and the Delaware General Corporation Law, Merger Sub merged with and into the Company (the “Merger”) effective on such date.  Each outstanding share of common stock of the Company at such time was converted into the right to receive $1.25 in cash, without interest (other than those held by the Company, Parent or Merger Sub, or any of their respective subsidiaries, including the shares acquired from DelStaff, LLC, and other than those shares with respect to which appraisal rights are properly exercised). At the effective time of the Merger, the Company became a wholly-owned subsidiary of Parent.  In a separate transaction immediately prior to the closing of the Merger, Parent closed the Stock and Note Purchase Agreement, dated January 28, 2009, by and between Parent and DelStaff, LLC, pursuant to which it acquired all of shares of common stock of the Company held by DelStaff, LLC.

Item 3.01       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, trading in the Company’s common stock has been suspended and the Company’s common stock has been delisted from the NASDAQ Stock Market.  In addition, the Company has undertaken the process to deregister its common stock under the Securities Exchange Act of 1934, as amended.

Item 5.01       Changes in Control of Registrant.

The information set forth in Item 2.01 above is incorporated by reference into this Item 5.01.

Item 8.01       Other Events.

A copy of the press release issued by Parent on March 20, 2009, announcing the completion of the Merger, is attached as Exhibit 99 hereto and is incorporated herein by reference.

Item 9.01       Financial Statement and Exhibits.

(d)      Exhibits.

The following exhibits are filed with this Report:

Exhibit No.	Description

99	Press Release, dated March 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAFF, INC.

By:	/s/ D. Stephen Sorensen
D. Stephen Sorensen
Chief Executive Officer

Date:  March 24, 2009

EXHIBIT INDEX

Exhibit No.	Description of Document

99	Press Release dated March 20, 2009